                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  SCHEDULE 14C
                                 (RULE 14c-101)
                 INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION

Information Statement Pursuant To Section 14(c) of the Securities Exchange Act of 1934

                               (AMENDMENT NO.   )

Check the appropriate box:

[ ]      Preliminary information statement    [ ]     Confidential, for use of
                                                      the Commission only
                                                      (as permitted by Rule
                                                      14c-5(d)(2))

[X] Definitive information statement

                             ALABAMA POWER COMPANY
------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2)      Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:

         (2)      Form, Schedule or Registration Statement No.:

         (3)      Filing Party:

         (4)      Date Filed:

[ALABAMA POWER LOGO]


                                 NOTICE OF 2002
                                 ANNUAL MEETING
                            & INFORMATION STATEMENT

                              WWW.ALABAMAPOWER.COM



[ALABAMA POWER LETTERHEAD]


                                 April 4, 2002

Dear Shareholder:

         You are cordially invited to attend our 2002 Annual Meeting of Shareholders at 8:00 a.m., Central Time, on April 26, 2002 at the Company's Corporate Headquarters, 600 North 18th Street, Birmingham, Alabama.

         At the meeting we will elect our board of directors.


                                    Sincerely yours,

                                    /s/ Charles D. McCrary
                                    -------------------------------------------
                                    Charles D. McCrary
                                    President and Chief Executive Officer

                             ALABAMA POWER COMPANY
                              BIRMINGHAM, ALABAMA

-------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 26, 2002

-------------------------------------------------------------------------------

         NOTICE IS HEREBY GIVEN that the annual meeting of the shareholders of Alabama Power Company will be held at the Company's Corporate Headquarters, 600 North 18th Street, Birmingham, Alabama on April 26, 2002 at 8:00 a.m., Central Time, to elect 16 members of the board of directors and to transact any other business that may properly come before said meeting or any adjournment or postponement thereof.

         Only shareholders of record at the close of business on March 20, 2002 will be entitled to notice of and to vote at said meeting or any adjournment or postponement thereof.

         The Information Statement and the Annual Report are included in this mailing.

         WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.


                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    /s/ William E. Zales, Jr
                                    -------------------------------------------
                                    William E. Zales, Jr.
                                    Vice President and Corporate Secretary

Birmingham, Alabama
April 4, 2002

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----

General Information.........................................    1
Shareholder Proposals.......................................    1
Nominees for Election as Directors..........................    2
Corporate Governance........................................    4
Audit Committee Report......................................    6
Compensation and Management Succession Committee Report.....    8
Compensation Committee Interlocks and Insider
  Participation.............................................   10
Certain Relationships and Related Transactions..............   10
Executive Compensation Information..........................   11
Stock Ownership Table.......................................   16
Appendix A -- Southern Company's Audit Committee Charter....  A-1
Appendix B -- Alabama Power Company's Audit Committee
  Charter...................................................  B-1

                             ALABAMA POWER COMPANY
                             INFORMATION STATEMENT

                              GENERAL INFORMATION

         This Information Statement is furnished by Alabama Power Company (the "Company") in connection with the 2002 Annual Meeting of Shareholders and any adjournment or postponement thereof. The meeting will be held at 8:00 a.m., at the Company's Corporate Headquarters, 600 North 18th Street, Birmingham, Alabama. This Information Statement is initially being provided to shareholders on or about April 4, 2002.

         At the meeting, we will elect 16 members to the board of directors and transact any other business that may properly come before the meeting. We are not aware of any other matters to be presented at the meeting; however, the holder of the Company's common stock will be entitled to vote on any other matters properly presented.

         All shareholders of record on the record date of March 20, 2002 are entitled to notice of and to vote at the meeting. On that date, there were 6,000,000 common shares outstanding and entitled to vote, all of which are held by The Southern Company. There were also 475,115 shares of preferred stock and 8,500,200 shares of Class A preferred stock outstanding on that date. With respect to the election of directors, all of the outstanding shares of preferred stock and Class A preferred stock are entitled to vote as a single class with the Company's common stock. Each common share counts as one vote. Each share of the 4.20% Series, the 4.52% Series, the 4.60% Series, the 4.64% Series, the 4.72% Series and the 4.92% Series of outstanding preferred stock, with par value of $100 per share, and each share of the 1988 Auction Series of outstanding Class A preferred stock, with stated capital of $100 per share, counts as two-fifths vote, each share of the 5.20% Series and the 5.83% Series of outstanding Class A preferred stock, with stated capital of $25 per share, counts as one-tenth vote and each share of the 1993 Auction Series of outstanding Class A preferred stock, with stated capital of $100,000 per share, counts as 400 votes. Neither the Company's charter nor by-laws provides for cumulative voting rights.

         WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                             SHAREHOLDER PROPOSALS

         Shareholders may present proper proposals for inclusion in the Company's information statement and for consideration at the next annual meeting of its shareholders by submitting their proposals to the Company in a timely manner. In order to be so included for the 2003 Annual Meeting, shareholder proposals must be received by the Company no later than February 3, 2003.

                       NOMINEES FOR ELECTION AS DIRECTORS

ITEM NO. 1 -- ELECTION OF DIRECTORS

         A board of 16 directors is to be elected at the annual meeting, each director to hold office until the next annual meeting of shareholders and until the election and qualification of a successor. If any named nominee becomes unavailable for election, the board may substitute another nominee.

         On the following pages there is information concerning the nominees for director stating, among other things, their names, ages, positions and offices held, and brief descriptions of their business experience.

CHARLES D. MCCRARY -- Director since 2001

         Mr. McCrary, 50, is president and chief executive officer of the Company and executive vice president of Southern Company. He is a director of AmSouth Bancorporation. He served as president and chief operating officer of the Company from April 2001 to October 2001 and vice president of Southern Company from February 1998 to April 2001. He served as executive vice president of external affairs of the Company from April 1994 through February 1998.

WHIT ARMSTRONG -- Director since 1982

         Mr. Armstrong, 54, is president, chairman and chief executive officer of The Citizens Bank, Enterprise, Alabama. He is also president, chairman and chief executive officer of Enterprise Capital Corporation, Inc.

DAVID J. COOPER, SR. -- Director since 1998

         Mr. Cooper, 56, is president of Cooper/T. Smith Corporation (a maritime company with a core business of stevedoring and tugboats). He is a director of Cooper/T. Smith Corporation and subsidiaries and chairman of American Equity Underwriters, Inc., Mobile, Alabama.

H. ALLEN FRANKLIN -- Director since 1999

         Mr. Franklin, 57, is chairman, president and chief executive officer of Southern Company. He served as president and chief executive officer of Georgia Power Company and executive vice president of Southern Company from 1994 to 1999. He served as president and chief operating officer of Southern Company from June 1999 to March 2001 and president and chief executive officer from March 1 to April 1 when he assumed his current position. He is a director of SouthTrust Corporation, Vulcan Materials Company and Southern Company system companies -- Georgia Power Company and Gulf Power Company.

R. KENT HENSLEE -- Director since 1999

         Mr. Henslee, 66, is managing partner of the law firm of Henslee, Robertson, Strawn & Knowles, L.L.C., Gadsden, Alabama.

CARL E. JONES, JR. -- Director since 1988

         Mr. Jones, 61, is chairman, president and chief executive officer of Regions Financial Corporation, Birmingham, Alabama.

PATRICIA M. KING -- Director since 1997

         Ms. King, 56, is president and chief executive officer of King Motor Co., Inc., King's Highway, Inc. and King Imports, Inc. (car dealerships), Anniston, Alabama.

JAMES K. LOWDER -- Director since 1997

         Mr. Lowder, 52, is chairman of The Colonial Company (real estate development and sales), Montgomery, Alabama.

WALLACE D. MALONE, JR. -- Director since 1990

         Mr. Malone, 65, is chairman and chief executive officer of SouthTrust Corporation (bank holding company), Birmingham, Alabama. He is a director of Mercedes-Benz U.S. International, Inc.

MAYER MITCHELL -- Director since 1999

         Mr. Mitchell, 69, is president of Mitchell Brothers, Inc. (real estate and investments), Mobile, Alabama. He is a director of The Banc Corporation, Birmingham, Alabama.

ROBERT D. POWERS -- Director since 1992

         Mr. Powers, 52, is president of The Eufaula Agency, Inc. (real estate and insurance), Eufaula, Alabama.

ANDREAS RENSCHLER -- Director since 1998

         Mr. Renschler, 44, is president of MCC smart GmbH, Germany, a division of Daimler Chrysler. He previously served as president and chief executive officer of Mercedes-Benz U.S. International, Inc., Tuscaloosa County, Alabama.

C. DOWD RITTER -- Director since 1997

         Mr. Ritter, 54, is chairman, president and chief executive officer of AmSouth Bancorporation and AmSouth Bank, Birmingham, Alabama.

JAMES H. SANFORD -- Director since 1983

         Mr. Sanford, 57, is chairman of HOME Place Farms, Inc. (diversified farmers), Prattville, Alabama. He is also president of Autauga Quality Cotton Association, Prattville, Alabama. He is chairman of Sylvest Farms of Georgia, Inc., College Park, Georgia, and chairman of Sylvest Farms, Inc., Montgomery, Alabama.

JOHN C. WEBB, IV -- Director since 1977

         Mr. Webb, 59, is president of Webb Lumber Company, Inc. (wholesale lumber and wood products sales), Demopolis, Alabama.

JAMES W. WRIGHT -- Director since 2000

         Mr. Wright, 58, is chairman and chief executive officer of First Tuskegee Bank, Tuskegee, Alabama. He is also chairman and chief executive officer of Birthright Incorporated (bank holding company).

         Each nominee has served in his or her present position for at least the past five years, unless otherwise noted.

         The majority of the votes cast by the shares outstanding and entitled to vote at a meeting at which a quorum is present is required for the election of directors. Southern Company, as owner of all of the Company's outstanding common stock, will vote for all of the nominees above.

                              CORPORATE GOVERNANCE

HOW IS THE COMPANY ORGANIZED?

         The Company is managed by a core group of officers and governed by a board of directors which has been set at a total not to exceed 25 members. The current nominees for election as directors consist of 16 members -- 14 non-employees, one executive officer of the Company and the chief executive officer of Southern Company.

WHAT ARE DIRECTORS PAID FOR THEIR SERVICES?

         - Standard Arrangements. The following compensation was paid to the Company's directors during 2001 for service as a member of the board of directors and any board committee(s), except that employee directors received no fees or compensation for service as a member of the board of directors or any board committee. At the election of the director, all or a portion of the cash retainer may be payable in Southern Company common stock, and all or a portion of the total fees may be deferred under the Deferred Compensation Plan until membership on the board is terminated.

      Cash Retainer Fee......................  $17,000
      Stock Retainer Fee.....................  80 shares of Southern Company common stock in the first quarter of 2001 and 130 shares per
                                               quarter thereafter
      Meeting Fee............................  $900 for each board or committee meeting attended

         - Pension Plan. There is no pension plan for non-employee directors.

         - Other Arrangements. No director received other compensation for services as a director during the year ending December 31, 2001 in addition to or in lieu of that specified by the standard arrangements specified above.

                            COMMITTEES OF THE BOARD

AUDIT COMMITTEE:

         -        Members are Dr. Thomas C. Meredith, Chairman; Mr. Henslee;
                  Mr. Lowder; and Mr. Webb

         -        Met four times in 2001

         - Oversees the Company's financial reporting and accounting practices and internal accounting, compliance and control systems

         Southern Company's Audit Committee reviews the independent public accountant's reports on the Company's financial statements and discusses significant changes in accounting principles and practices, significant proposed adjustments and any unresolved disagreements with management concerning accounting or disclosure matters with management and the independent public accountants. It also recommends appointment of the independent public accountants and reviews their services and fees and the scope and timing of audits. It also is responsible for recommending the filing of the Company's annual financial statements with the Securities and Exchange Commission.

COMPENSATION COMMITTEE:

         -        Members are Mr. Malone, Chairman; Mr. Franklin, ex officio;
                  Mr. Armstrong; and Mr. Powers

         -        Met three times in 2001

         - Oversees the administration of the Company's compensation arrangements

         Southern Company's Compensation and Management Succession Committee approves the corporate performance goals used to determine incentive compensation and establishes the mechanism for setting compensation levels for the Company's executive officers. It also administers executive compensation plans and reviews management succession plans.

NOMINATING COMMITTEE:

         -        Members are Mr. Ritter, Chairman; Mr. Franklin, ex officio;
                  Mr. Renschler; Dr. William V. Muse; and Mr. Sanford

         -        Met one time in 2001

         -        Considers and recommends nominees for election as directors

         The Nominating Committee expects to identify from its own resources qualified nominees and does not accept from shareholders recommendations of individuals to be considered as nominees. The final selection of the board's nominees is within the sole discretion of the board of directors.

EXECUTIVE COMMITTEE:

         - Members are Mr. McCrary, Chairman; Mr. Jones; Mr. Malone; and Mr. Ritter

         -        Met four times in 2001

         - Acts in place of full board on matters that require board action between meetings of the board to the extent permitted by law and within certain limits set by the board

NUCLEAR SAFETY COMMITTEE:

         - Members are Mr. Cooper, Chairman; Ms. King; Mr. Mitchell; and Mr. Wright

         -        Met three times in 2001

         -        Reviews nuclear operations activities

-------------------------------------------------------------------------------

         The board of directors met five times in 2001. Average director attendance at all board and committee meetings was 85 percent. Ms. King and Messrs. Cooper, Mitchell and Renschler attended less than 75 percent of applicable meetings.

                             AUDIT COMMITTEE REPORT

         The Audit Committee of Southern Company (the "Committee") oversees the Company's financial reporting process on behalf of the board of directors of each of the Company and Southern Company. The Committee members are not professionally engaged in the practice of accounting or auditing and are not experts in these fields. The Company's management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements of the Company in the Annual Report with management. The Committee's review process included discussions of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

         The independent public accountants are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States. The Committee reviewed with the independent public accountants their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent public accountants their independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board. The Committee has also considered whether the independent public accountants' provision of non-audit services to the Company is compatible with maintaining their independence.

         The Committee discussed the overall scopes and plans with the Company's internal auditors and independent public accountants for their respective audits. The Committee meets with the internal auditors and independent public accountants, with and without management present, to discuss the results of their audits, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting. The Committee held nine meetings during fiscal 2001.

         In reliance on the reviews and discussions referred to above, the Committee recommended to the board of directors of Southern Company (and the board approved) that the audited financial statements be included in the Company's Annual Report for the year ended December 31, 2001 and filed with the Securities and Exchange Commission. The Committee also recommended to the board of directors of Southern Company (and the board approved) the selection of the Company's independent public accountants.

Members of the Committee:

         L. G. Hardman III, Chairman
         Dorrit J. Bern
         Zack T. Pate
         Gerald J. St. Pe

PRINCIPAL PUBLIC ACCOUNTING FIRM FEES

         The following represents the fees billed to the Company for the last fiscal year by Arthur Andersen LLP -- the Company's principal public accountant for 2001:

Audit Fees..................................................  $334,200
Financial Information Systems Design and Implementation
  Fees......................................................        --
All Other Fees-
  Audit-Related Fees........................................   105,000(a)
  Other Fees................................................    29,600
                                                              --------
          Total.............................................  $468,800
                                                              ========

---------

(a) Audit-related fees include benefit plan audits, accounting consultations, various attest services under professional standards, assistance with registration statements, comfort letters and consents.

CHANGE IN PRINCIPAL PUBLIC ACCOUNTING FIRM

         On March 28, 2002, the Board of Directors of Southern Company, upon recommendation of its Audit Committee, decided not to engage Arthur Andersen LLP ("Arthur Andersen") as the Company's principal public accountants and engaged Deloitte & Touche LLP ("Deloitte & Touche") to serve as the Company's principal public accountants for fiscal year 2002.

         Arthur Andersen's reports on the consolidated financial statements of the Company and its subsidiaries for the two most recent fiscal years ended December 31, 2001, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

         During the Company's two most recent fiscal years ended December 31, 2001, and the subsequent interim period through March 28, 2002:

         - there were no disagreements between the Company and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their report;

         - there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K; and

         - the Company did not consult Deloitte & Touche with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

         No representative of Deloitte & Touche is expected to be present at the meeting unless prior to the day of the meeting the Company's Corporate Secretary has received written notice from a shareholder addressed to the Corporate Secretary at Alabama Power Company, 600 North 18th Street, Birmingham, Alabama 35291, that such shareholder will attend the meeting and wishes to ask questions of a representative of Deloitte & Touche. Representatives from Arthur Andersen will not be present.

            COMPENSATION AND MANAGEMENT SUCCESSION COMMITTEE REPORT

WHAT IS THE EXECUTIVE COMPENSATION PHILOSOPHY?

         Southern Company's Compensation and Management Succession Committee's intent is to provide a competitive compensation program that is linked directly to Southern Company's and the Company's strategic business objectives and their short- and long-term operating performance. With the objective of maximizing Southern Company's stockholder value over time, this policy serves to align the interests of executives and Southern Company's stockholders.

WHAT COMPRISES TOTAL EXECUTIVE COMPENSATION?

         -        Base pay,

         -        Short-term incentives (annual performance bonuses), and

         -        Long-term incentives.

TOTAL EXECUTIVE COMPENSATION

         Total executive compensation targets are set at the size-adjusted median of the marketplace. The marketplace is defined as a group of large companies in the electric and gas utility industries. Fourteen of these companies are included in the 28 companies that comprise the Standard & Poor's Electric Utility Index.

BASE PAY

         A range for base pay is determined for each executive by comparing the base pay at the appropriate peer group of companies described previously. Base pay is set at a level that is at or below the size-adjusted median paid at those companies because of Southern Company's emphasis on incentive compensation in its executive compensation program.

ANNUAL PERFORMANCE BONUSES

         Annual bonuses are paid through the Omnibus Incentive Compensation Plan. All named executives participated in this plan in 2001.

PERFORMANCE GOALS

         Annual performance bonus levels are based on a percentage of Southern Company's net income from operations. In addition, the annual performance bonuses are reviewed in comparison to the attainment of corporate performance and short-term business unit goals, individual goals and new products and services goals. All performance goals were set at the beginning of the year.

         For 2001, the corporate performance goals included specific targets for:

         - Southern Company earnings -- earnings per share of Southern Company from operations ("EPS") and

         -        The Company's net income and return on equity ("ROE").

         We believe that accomplishing the corporate goals is essential for the Company's continued success and sustained performance. A target performance level is set for each corporate performance goal. Performance above or below the targets results in proportionately higher or lower bonus payments. The bonus amount is then adjusted, up or down, based on the degree of achievement of the short-term business unit goals related to capital expenditures, cash flow, customer service, plant availability, diversity and individual goals.

         A target percentage of base pay is established for each executive officer based on position level for target-level performance. Annual performance bonuses based on the achievement of the corporate performance goals, as adjusted for the short-term business unit goals and individual performance, may range from 0 percent of the target to 240 percent. An additional amount of up to 10 percent of the executive's annual performance bonus may be paid for achievement of the new products and services goal at his or her business unit.

         No bonuses are paid if performance is below a threshold level or if a minimum earnings level is not reached. Also, no bonuses are paid if Southern Company's current earnings are not sufficient to fund the common stock dividend at the same level as the prior year. We also capped the maximum amount for the annual performance bonus for each named executive officer at 0.6 percent of net income from operations.

ANNUAL BONUS PAYMENTS

         Performance met or exceeded the target levels in all areas in 2001, resulting in bonuses that exceeded the target levels.

         Mr. Harris' and Mr. McCrary's annual performance bonuses under the Omnibus Incentive Compensation Plan for target-level performance was 75% of each individual's base pay. Each individual's bonus paid for 2001 performance was based 30% on the degree of achievement of the Southern Company EPS goal and 70% on the degree of achievement of the Company's net income and ROE goal. Performance for both goals exceeded the target, resulting in bonus payments to Mr. Harris and Mr. McCrary that exceeded the target. Mr. McCrary also received an award based on achievement of the new products and service goal.

LONG-TERM INCENTIVES

         We based a significant portion of our total compensation program on long-term incentives including Southern Company stock options and performance dividend equivalents.

         Stock Options -- Executives are granted options with ten-year terms to purchase Southern Company's common stock at the market price on the date of the grant under the terms of the Omnibus Incentive Compensation Plan. The estimated annualized value represented approximately 40 percent of Mr. Harris' total compensation, approximately 30 percent of Mr. McCrary's and 25 to 35 percent for the other executives. The size of prior grants was not considered in determining the size of the grants made in 2001. These options vest over a three-year period.

         Performance Dividends -- Executives also are paid performance-based dividend equivalents on most stock options held at the end of the year. Dividend equivalents can range from 25 percent of the common stock dividend rate if total shareholder return, compared to a group of other utility companies, is at the 30th percentile to 100 percent of the dividend rate if it reaches the 90th percentile.

         For eligible stock options held on December 31, 2001, all executives received 100 percent of the dividend rate, or $1.34 per share.

POLICY ON INCOME TAX DEDUCTIBILITY OF EXECUTIVE COMPENSATION

         Section 162(m) of the Internal Revenue Code limits the deductibility of certain executive's compensation that exceeds $1 million per year unless the compensation is paid under a performance-based plan as defined in the Internal Revenue Code and that has been approved by shareholders. Southern Company has obtained shareholder approval for its Omnibus Incentive Compensation Plan. However, the policy is to maximize long-term stockholder value, and tax deductibility is only one factor considered in setting compensation.

SUMMARY

         We believe that the policies and programs described in this report link pay and performance and serve the best interest of Southern Company stockholders. We frequently review the various pay plans and policies and modify them as we deem necessary to continue to attract, retain and motivate talented executives.

         Members of the committee:

         G. J. St. Pe, Chairman
         D. P. Amos
         T. F. Chapman
         L. G. Hardman III

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Southern Company's Compensation and Management Succession Committee is made up of non-employee directors who have never served as executive officers of Southern Company or the Company. During 2001, none of Southern Company's or the Company's executive officers served on the board of directors of any entities whose directors or officers serve on Southern Company's Compensation and Management Succession Committee.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Mr. Whit Armstrong is president, chairman and chief executive officer of The Citizens Bank, Enterprise, Alabama; Mr. Carl E. Jones, Jr. is chairman, president and chief executive officer of Regions Financial Corporation, Birmingham, Alabama; Mr. Wallace D. Malone is chairman and chief executive officer of SouthTrust Corporation, Birmingham, Alabama; Mr. C. Dowd Ritter is chairman, president and chief executive officer of AmSouth Bancorporation and AmSouth Bank, Birmingham, Alabama; and Mr. James W. Wright is chairman and chief executive officer of First Tuskegee Bank, Tuskegee, Alabama. During 2001, these banks furnished a number of regular banking services in the ordinary course of business to the Company. The Company intends to maintain normal banking relations with all the aforesaid banks in the future.

                       EXECUTIVE COMPENSATION INFORMATION

         EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS

         The Company has adopted Southern Company's Change in Control Plan, which is applicable to certain of its officers, and has entered into individual change in control agreements with Messrs. Harris, McCrary and Martin. If an executive is involuntarily terminated, other than for cause, within two years following a change in control of Southern Company or the Company, the agreements provide for:

         -        lump sum payment of two or three times annual compensation,

         - up to five years' coverage under group health and life insurance plans,

         - immediate vesting of all stock options, stock appreciation rights and restricted stock previously granted,

         - payment of any accrued long-term and short-term bonuses and dividend equivalents and

         - payment of any excise tax liability incurred as a result of payments made under any individual agreements.

         A Southern Company change in control is defined under the agreements as:

         - acquisition of at least 20 percent of Southern Company's stock,

         - a change in the majority of the members of Southern Company's board of directors,

         - a merger or other business combination that results in Southern Company's shareholders immediately before the merger owning less than 65 percent of the voting power after the merger or

         -        a sale of substantially all the assets of Southern Company.

         A change in control of the Company is defined under the agreements as:

         -        acquisition of at least 50 percent of the Company's stock,

         - a merger or other business combination unless Southern Company controls the surviving entity or

         -        a sale of substantially all of the assets of the Company.

         Southern Company also has amended its short- and long-term incentive plans to provide for pro-rata payments at not less than target-level performance if a change in control occurs and the plans are not continued or replaced with comparable plans.

         Mr. Harris retired from the Company on January 11, 2002. In connection with his retirement, the Company entered into an agreement with Mr. Harris. This agreement provides for a severance payment payable in a lump sum of $2,500,000 and 87 payments of $17,640 per month. This agreement also contains customary releases by the Company and Mr. Harris and an agreement by Mr. Harris to not engage in specified competitive activities for two years.

                           SUMMARY COMPENSATION TABLE

         The following table sets forth information concerning the Chief Executive Officers and the other four most highly compensated executive officers of the Company serving during 2001.

                                                                                           LONG-TERM COMPENSATION
                                                                            -----------------------------------------------------
                                         ANNUAL COMPENSATION                               NUMBER OF
                             --------------------------------------------   RESTRICTED    SECURITIES     LONG-TERM
                                                             OTHER ANNUAL     STOCK       UNDERLYING     INCENTIVE    ALL OTHER
NAME AND OTHER PRINCIPAL                                     COMPENSATION     AWARDS     STOCK OPTIONS    PAYOUTS    COMPENSATION
POSITION                     YEAR   SALARY ($)   BONUS ($)       ($)          ($)(1)       (SHARES)       ($)(2)        ($)(3)
------------------------     ----   ----------   ---------   ------------   ----------   -------------   ---------   ------------
ELMER B. HARRIS(4).........  2001    596,026      522,206       21,371            --        257,098            --       29,182
  Chairman, Chief Executive  2000    573,187      643,046      129,834       167,476         62,064            --       27,858
  Officer, Director          1999    550,674       97,125       15,301            --         31,341       330,618       29,800

CHARLES D. MCCRARY.........  2001    391,647      438,652       91,403            --         92,338            --      118,975
  President, Chief Executive 2000         --           --           --            --             --            --           --
  Officer, Director          1999         --           --           --            --             --            --           --


C. ALAN MARTIN(5)..........  2001    314,887      231,178        1,157            --         64,908            --       16,342
  Executive Vice President   2000    293,490      279,905       64,498            --         25,395            --       95,488
                             1999         --           --           --            --             --            --           --

WILLIAM B. HUTCHINS, III...  2001    290,103      180,167       37,141            --         75,124            --       53,847
  Executive Vice President,  2000    279,392      258,657       38,240            --         24,167            --       18,159
  Chief Financial Officer
    and Treasurer            1999    256,665       36,365        9,573            --         11,246       152,585       13,804

STEVEN R. SPENCER (5)......  2001    250,082      180,049       46,695            --         47,289            --       61,735
  Executive Vice             2000         --           --           --            --             --            --           --
  President                  1999         --           --           --            --             --            --           --

JERRY L. STEWART(5)........  2001    210,870      178,418      112,574            --         44,789            --      111,280
  Senior Vice President      2000    199,305      189,069        3,193            --         17,293            --       10,558
                             1999    182,097       26,996        1,884            --          6,340       122,003        9,794

---------

(1) In 2000, this amount for Mr. Harris reflected the value on the date of the grant, July 17, 2000 of restricted stock. The restricted stock vested on July 17, 2001.

(2) Payouts made in 2000 for the four-year performance period ending December 31, 1999.

(3) Company contributions in 2001 to the Employee Savings Plan (ESP), Employee Stock Ownership Plan (ESOP), non-pension related accruals under the Supplemental Benefit Plan (SBP) and tax sharing benefits paid to participants who elected receipt of dividends on Southern Company's common stock held in the ESP are provided in the following table:

                                                                          ESP TAX SHARING
NAME                                         ESP     ESOP     SBP            BENEFITS
----                                        ------   ----   -------   -----------------------
Elmer B. Harris...........................  $5,958   $764   $22,460           $   --
Charles D. McCrary........................   5,958    764    12,253               --
C. Alan Martin............................   7,331    764     8,247               --
William B. Hutchins, III..................   6,853    764     7,772            3,458
Steven R. Spencer.........................   5,958    764     5,013               --
Jerry L. Stewart..........................   7,650    764     2,866               --

         In 2001, these amounts for Messrs. McCrary, Hutchins, Spencer and Stewart also include additional incentive compensation of $100,000, $35,000, $50,000 and $100,000, respectively. In 2000, for Mr. Martin this amount also included additional relocation assistance of $80,000.

(4)      Mr. Harris retired as Chairman of the Company on January 11, 2002.

(5) Messrs. Spencer, Stewart and Martin were named executive officers effective May 2001, July 1999 and January 2000, respectively.

                          STOCK OPTION GRANTS IN 2001

         The following table sets forth all stock option grants to the named executive officers of the Company during the year ending December 31, 2001.

                                                         % OF TOTAL
                                                          OPTIONS
                                   # OF SECURITIES       GRANTED TO     EXERCISE OR                GRANT DATE
                                  UNDERLYING OPTIONS    EMPLOYEES IN    BASE PRICE    EXPIRATION     PRESENT
NAME                                  GRANTED(1)       FISCAL YEAR(2)    ($/SH)(1)     DATE(1)     VALUE($)(3)
----                              ------------------   --------------   -----------   ----------   -----------
Elmer B. Harris.................        78,669              3.2           19.0762     01/11/2007     417,000
                                       178,429
                                                            7.3           22.4250     01/11/2007     945,674
Charles D. McCrary..............        37,725              1.5           19.0762     02/16/2011     199,968
                                        54,613
                                                            2.2           22.4250     04/16/2011     289,449
C. Alan Martin..................        32,190              1.3           19.0762     02/16/2011     170,629
                                        32,718
                                                            1.3           22.4250     04/16/2001     173,405
William B. Hutchins, III........        30,632              1.3           19.0762     02/16/2011     162,371
                                        44,492
                                                            1.8           22.4250     04/16/2011     235,808
Steven R. Spencer...............        24,596              1.0           19.0762     02/16/2011     130,376
                                        22,693
                                                            1.0           22.4250     04/16/2011     120,273
Jerry L. Stewart................        22,341              1.0           19.0762     02/16/2011     118,423
                                        22,448
                                                            1.0           22.4250     04/16/2011     118,974

---------

(1) Under the terms of the Omnibus Incentive Compensation Plan, stock option grants were made on February 16, 2001 and April 16, 2001, and vest annually at a rate of one-third on the anniversary date of the grant. Grants fully vest upon termination as a result of death, total disability, or retirement and expire five years after retirement, three years after death or total disability, or their normal expiration date if earlier. The exercise price is the average of the high and low price of Southern Company's common stock on the date granted. Options may be transferred to certain family members, family trusts, and family limited partnerships. The number of options granted on February 16, 2001, and the exercise price thereof were adjusted after the spin-off of Mirant Corporation under the antidilution provisions of the plan such that the options had the same aggregate intrinsic value on the day of the spin-off as the day before.

(2)      A total of 2,435,457 stock options were granted in 2001.

(3) Value was calculated using the Black-Scholes option valuation model. The actual value, if any, ultimately realized depends on the market value of Southern Company common stock at a future date. Significant assumptions are shown below:

                                                                                        DISCOUNT FOR
                                                                                      FORFEITURE RISK
                                                                                    --------------------
                                                RISK-FREE       DIVIDEND            BEFORE      AFTER
          GRANT DATE             VOLATILITY   RATE OF RETURN   OPPORTUNITY   TERM   VESTING   EXPIRATION
          ----------             ----------   --------------   -----------   ----   -------   ----------
2/16/01........................    27.34%          5.10%           50%        10     7.79%      12.45%
4/16/01........................    26.11%          5.14%           50%        10     7.79%      11.77%

---------

These assumptions reflect the effects of cash dividend equivalents paid to participants under the Omnibus Incentive Compensation Plan assuming targets are met.

      AGGREGATED STOCK OPTION EXERCISES IN 2001 AND YEAR-END OPTION VALUES

         The following table sets forth information concerning options exercised during the year ending December 31, 2001 by the named executive officers and the value of unexercised options held by them as of December 31, 2001.

                                                               NUMBER OF SECURITIES
                                                              UNDERLYING UNEXERCISED        VALUE OF UNEXERCISED
                                                                    OPTIONS AT              IN-THE-MONEY OPTIONS
                                SHARES          VALUE           FISCAL YEAR-END (#)      AT FISCAL YEAR-END ($)(2)
                             ACQUIRED ON       REALIZED      -------------------------   --------------------------
NAME                         EXERCISE (#)       ($)(1)       EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
----                         ------------   --------------   -------------------------   --------------------------
Elmer B. Harris............    195,751        2,323,161           257,951/160,792           2,795,645/1,335,899
Charles D. McCrary.........     44,007          511,851            81,824/130,511               833,171/788,743
C. Alan Martin.............         --               --             65,122/98,039               646,372/638,268
William B. Hutchins, III...     30,951          312,650            71,189/106,595               747,038/645,965
Steven R. Spencer..........     19,268          188,763             26,768/69,403               246,138/449,131
Jerry L. Stewart...........     18,101          139,798             36,826/66,407               371,111/429,671

---------

(1) The "Value Realized" is ordinary income, before taxes, and represents the amount equal to the excess of the fair market value of the shares at the time of exercise above the exercise price.

(2) This column represents the excess of the fair market value of Southern Company common stock of $25.35 per share, as of December 31, 2001, above the exercise price of the options. The amounts under the Exercisable column reports the "value" of options that are vested and therefore could be exercised. The amounts under the Unexercisable column reports the "value" of options that are not vested and therefore could not be exercised as of December 31, 2001.

                  DEFINED BENEFIT OR ACTUARIAL PLAN DISCLOSURE

         The following table sets forth the estimated annual pension benefits payable at normal retirement age under Southern Company's qualified Pension Plan, as well as non-qualified supplemental benefits, based on the stated compensation and years of service with the Southern Company system for the named executive officers at the Company. Compensation for pension purposes is limited to the average of the highest three of the final 10 years' compensation. Compensation is base salary plus the excess of annual incentive compensation over 15 percent of base salary. The compensation components are reported under columns titled "Salary" and "Bonus" in the Summary Compensation Table detailed earlier in this Information Statement.

         The amounts shown in the table were calculated according to the final average pay formula and are based on a single life annuity without reduction for joint and survivor annuities or computation of the Social Security offset which would apply in most cases. See "Executive Compensation Information" detailed earlier in this Information Statement for a description of the additional supplemental pension payable to Mr. Harris under an agreement with the Company.

                                                 YEARS OF ACCREDITED SERVICE
                        ------------------------------------------------------------------------------
     REMUNERATION          15         20         25         30         35          40           45
     ------------       --------   --------   --------   --------   --------   ----------   ----------
$  100,000............. $ 25,500   $ 34,000   $ 42,500   $ 51,000   $ 59,500   $   68,000   $   76,500
   300,000............    76,500    102,000    127,500    153,000    178,500      204,000      229,500
   500,000............   127,500    170,000    212,500    255,000    297,500      340,000      382,500
   700,000............   178,500    238,000    297,500    357,000    416,500      476,000      535,500
   900,000............   229,500    306,000    382,500    459,000    535,500      612,000      688,500
 1,100,000............   280,500    374,000    467,500    561,000    654,500      748,000      841,500
 1,300,000............   331,500    442,000    552,500    663,000    773,500      884,000      994,500
 1,500,000............   382,500    510,000    637,500    765,000    892,500    1,020,000    1,147,500

         As of December 31, 2001, the applicable compensation levels and accredited service for determination of pension benefits would have been:

                                                              COMPENSATION   ACCREDITED YEARS OF
NAME                                                             LEVEL             SERVICE
----                                                          ------------   -------------------
Elmer B. Harris.............................................   $1,042,992            42
Charles D. McCrary..........................................      663,248            27
C. Alan Martin..............................................      483,460            29
William B. Hutchins, III....................................      432,000            35
Steven R. Spencer...........................................      355,336            22
Jerry L. Stewart............................................      338,656            28

                             STOCK OWNERSHIP TABLE

         Southern Company is the beneficial owner of 100% of the outstanding common stock of the Company. The following table shows the number of shares of Southern Company common stock owned by directors, nominees and executive officers as of December 31, 2001. It is based on information furnished by the directors, nominees and executive officers. The shares owned by all directors, nominees and executive officers as a group constitute less than one percent of the total number of shares of Southern Company common stock outstanding on December 31, 2001.

                                                               NUMBER OF
                                                                 SHARES
                                                              BENEFICIALLY
     NAME OF DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS       OWNED(1)(2)
     --------------------------------------------------       ------------
Whit Armstrong..............................................      20,776
David J. Cooper, Sr.........................................       3,600
H. Allen Franklin...........................................     489,080
Elmer B. Harris.............................................     464,433
R. Kent Henslee.............................................       5,566
Carl E. Jones...............................................      14,175
Patricia M. King............................................       1,172
James K. Lowder.............................................       8,395
Wallace D. Malone, Jr.......................................         833
Charles D. McCrary..........................................     112,440
Mayer Mitchell..............................................         854
Robert D. Powers............................................       1,638
Andreas Renschler...........................................       3,636
C. Dowd Ritter..............................................       1,172
James H. Sanford............................................       1,563
John C. Webb, IV............................................      11,538
James W. Wright.............................................       1,282
William B. Hutchins, III....................................     110,835
C. Alan Martin..............................................      92,387
Steven R. Spencer...........................................      50,788
Jerry L. Stewart............................................      60,460
The directors, nominees, and executive officers as a
  group.....................................................   1,456,623

---------

(1) "Beneficial ownership" means the sole or shared power to vote, or to direct the voting of, a security, and/or investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security).

(2) Includes shares of Southern Company common stock that certain executive officers have the right to acquire within 60 days as follows: Mr. Franklin, 451,840 shares; Mr. Harris, 418,743 shares; Mr. Hutchins, 94,165 shares; Mr. Martin, 89,266 shares; Mr. McCrary, 109,823 shares; Mr. Spencer, 44,182 shares; and Mr. Stewart, 53,407 shares. Also, included are shares of Southern Company common stock held by the spouse of the following director: Mr. Harris, 310 shares.

                                                                     APPENDIX A


                                SOUTHERN COMPANY

                            AUDIT COMMITTEE CHARTER

         This Charter identifies the composition, purpose, authority, meeting requirements and responsibilities of the Southern Company Audit Committee (the "Committee") as approved by the Southern Company Board of Directors.

COMPOSITION OF THE AUDIT COMMITTEE

         The Audit Committee will be comprised of at least three independent directors, each of whom will have a basic understanding of financial statements and at least one of whom will have prior accounting and related financial management expertise. Such requirements, for independence and financial literacy, are interpreted by the Board of Directors in its best business judgment in accordance with the rules of the Securities and Exchange Commission
(SEC) and the New York Stock Exchange.

PURPOSE OF THE AUDIT COMMITTEE

         The purpose of the Audit Committee is to provide, on behalf of the Southern Company Board of Directors, oversight of:

         - The Southern Company's accounting and financial reporting practices and policies and internal audit activities and procedures, including the assessment of the adequacy of internal accounting, compliance and controls systems.

         - The Southern Company's financial statements and the independent audit thereof, including quarterly and annual reporting. This includes financial information for all Southern Company first-tier, consolidated subsidiaries.

         - The independent public accountants, including their selection or nomination for Board of Directors, their performance evaluation and, where appropriate, their replacement.

         - The independence of the external public accountants through evaluation and discussion of their annual written "Statement as to Independence" and consideration of non-audit services provided.

AUTHORITY OF THE AUDIT COMMITTEE

         The Committee reports to the Board of Directors and has unrestricted access and authorization to obtain assistance from Southern Company personnel to accomplish its purpose. In addition, the Committee has the discretion to initiate and supervise investigations within the scope of its duties, as it may deem appropriate and to employ whatever additional advisors and consultants it deems necessary for the fulfillment of its duties.

MEETING REQUIREMENTS

         The Audit Committee shall meet a minimum of four times each year, or more often if warranted, to receive reports from and discuss the quarterly and annual financial statements, including disclosures and other related information. The Audit Committee shall meet separately, at least annually, with the Director of Internal Auditing, the Compliance Officer, and the external auditor to discuss matters that the Audit Committee or any of these persons believe should be discussed privately. Meetings of the Audit Committee may utilize conference call, Internet or other similar electronic communication technology.

RESPONSIBILITIES OF THE AUDIT COMMITTEE

1.       Financial Reporting and Accounting Practices

         The oversight responsibility of the Audit Committee in the area of financial reporting and accounting practices is to provide reasonable assurances that financial disclosures made by management accurately portray the financial condition, results of operations, cash flows, plans and long-term commitments of the Company on a consolidated basis, as well as on a separate company basis for each first-tier, consolidated subsidiary that has publicly traded securities. To accomplish this, the Committee will:

         -        Provide oversight of the external audit coverage, including:

                  Annual nomination or selection of independent public accountants.

                  Evaluation of the independent public accountants' performance.

                  Evaluation of policies covering when or whether to engage the independent public accountants to provide non-audit services.

                  Review of the independent public accountants' quarterly and annual work plans, results of the audit engagements and proposed and actual fees for services rendered. This includes audit and non-audit work plans and fees.

                  Coordination with the Internal Auditing and Accounting functions.

                  Assessment of the external auditors' annual "Statement as to Independence."

         - Review and discuss the quarterly and annual consolidated earnings announcements with management.

         - Review and discuss with management and the independent public accountants the quarterly and annual financial statements and recommend them for filing with the SEC. The financial statements include the Southern Company consolidated financial statements as well as the separate financial statements for all first-tier, consolidated subsidiaries with publicly traded securities. The review and discussion includes:

                  Significant accounting policies and policy decisions.

                  Significant judgments and estimates made by management.

                  Significant reporting or operational issues identified during the reporting period, including how they were resolved.

                  Issues on which management sought second accounting opinions.

                  Adjustments to the financial statements proposed by the external auditors.

                  Significant regulatory changes and accounting and reporting developments proposed by Financial Accounting Standards Board, SEC or other regulatory agency.

         - Review the letters of management representation given to the independent public accountants in connection with the audits of the annual financial statements.

2.       Internal Control

         The responsibility of the Audit Committee in the area of internal control in addition to the actions described in section (1) is to:

         -        Provide oversight of the internal audit functions by:

                  Reviewing audit plans, budgets and staffing levels.

                  Reviewing audit results.

         Reviewing management's appointment, appraisal of, and/or removal of the Company's Director of Internal Auditing. At least every two years, regardless of the performance of the incumbent, the President and Chief Executive Officer will review with the Committee the merits of reassigning the Director of Auditing.

         - Assess the extent to which the planned audit scopes of the internal auditors and the independent public accountants can be relied on to detect fraud or weaknesses in internal controls.

         - Assess management's response to any reported weaknesses or compliance deficiencies.

         -        Provide oversight of the Company's Compliance and Ethics
                  Programs by:

                  Reviewing the plans and activities of the Company's Corporate Compliance Officer.

                  Reviewing results of auditing or other monitoring programs designed to prevent or detect violations of laws or regulations.

                  Reviewing corporate policies relating to compliance with laws and regulations, ethics, conflict of interest and the investigation of misconduct or fraud.

                  Reviewing significant cases of employee conflict of interest, unethical or illegal conduct.

         - Review the quality assurance practices of the internal auditing function and the independent public accountants.

         - Review and discuss significant risks facing the Company and the steps taken to monitor and minimize such risks.

         - Review different aspects of the Company's business on a planned basis to ensure a general understanding of the significant operations and functional areas and to assess the impact of these operations and functional areas on the internal control environment.

3.       Other

         - Report Committee activities and findings to the Board of Directors on a regular basis.

         - Report Committee activities in the Company's annual proxy statement to shareholders.

         - Review this charter at least annually and recommend appropriate changes.

                                                                     APPENDIX B


                             ALABAMA POWER COMPANY

                            AUDIT COMMITTEE CHARTER

FUNCTION

         The Audit Committee of the Board of Directors of Alabama Power Company (the "Committee") is charged with providing review of the Company's financial reporting and accounting practices, and the adequacy of the Company's internal accounting, compliance, and control systems. The Committee, which is composed solely of outside directors, has unrestricted access and authorization to obtain assistance from Company personnel to perform its function. In addition, the Committee has the discretion to initiate and supervise investigations within the scope of its duties as it may deem appropriate and to employ whatever additional advisors and consultants it deems necessary for the fulfillment of its duties.

DUTIES AND RESPONSIBILITIES

         The duties and responsibilities of the Audit Committee are as follows:

         - Provide review of the Company's financial reporting and accounting practices.

         - Review financial disclosures made by management that portray the Company's financial condition, results of operations and plans and long-term commitments.

         - Provide oversight of the Company's internal accounting, compliance, and control systems.

         - Provide reasonable assurance that the internal accounting, compliance, and control systems established by management are operating effectively over time.

         -        Adopt guidelines governing the Committee's activities.

         - Report Committee activities and findings to the Board of Directors on a regular basis.

MEMBERSHIP

         The Committee shall be composed solely of non-employee directors. The Chairman of the Committee shall be selected from among the Committee members. The Committee and its Chairman shall be appointed annually by the Board of Directors.

MEETINGS

         The Committee shall meet quarterly, and at such additional times as deemed appropriate by the Chairman of the Committee, any two members of the Committee, or the Chief Executive Officer. A quorum for the transaction of any business by the Committee shall be a majority of the members of the Committee. The act of a majority of the directors serving at any meeting of the Committee at which a quorum is present shall be the act of the Committee.


                                                        Approved: July 27, 2001

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